UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 16, 2003

PACIFIC CAPITAL BANCORP

(Exact name of registrant as specified in its charter)

California	0-11113	95-3673456
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

1021 Anacapa St. Santa Barbara, California 93101
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 564-6298

ITEM 5.                  OTHER EVENTS.

On October 16, 2003, Pacific Capital Bancorp, Santa Barbara, California (the “Company”), entered into an Agreement and Plan of Reorganization (the “Reorganization Agreement”) with Pacific Crest Capital, Inc., Agoura Hills, California (“Pacific Crest”), providing for the acquisition of Pacific Crest by the Company.  The Company’s acquisition of Pacific Crest will be accomplished by virtue of the merger of a newly formed acquisition subsidiary owned directly or indirectly by the Company with and into Pacific Crest (the “Merger”).  Completion of the Merger is subject to a number of terms and conditions, including the receipt of all required regulatory approvals and the approval of the shareholders of Pacific Crest.  As a result of the Merger, shareholders of Pacific Crest, who do not dissent from the Merger, will receive $26.00, in cash, per share of Pacific Crest common stock they own at the effective time of the Merger.  A copy of the Reorganization Agreement is attached as Exhibit 2.1 to this Current Report on Form 8-K.

On October 16, 2003, the Company and Pacific Crest issued a joint press release announcing the execution of the Reorganization Agreement.  A copy of the press release is furnished as Exhibit 99.1 hereto.

Forward-Looking Statements

Certain statements contained in this report that are not historical facts including, but not limited to, statements that can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “anticipate”, “predict”, “plan”, “estimate” or “continue” or the negative thereof or other variations thereon, or comparable terminology, are forward-looking statements within the meaning of the Private Security Litigation Reform Act of 1995, that involve a number of risks and uncertainties.  The actual results of the future events described in such forward-looking statements in this report may differ materially from those stated in such forward-looking statements.  Among the factors that could cause actual results to differ materially are the risks and uncertainties set forth from time to time in the Company’s periodic reports, filings and other public statements.

ITEM 7.                                                     FINANCIAL STATEMENTS AND EXHIBITS.

(a)                                  Financial Statements of Businesses Acquired.

Not Applicable.

(b)                                 Pro Forma Financial Information.

Not Applicable.

(c)                                  Exhibits.

The following exhibits are furnished in accordance with Item 601 of Regulation S-K.

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Reorganization, dated as of October 16, 2003, by and between Pacific Capital Bancorp and Pacific Crest Capital, Inc.

Exhibit 99.1	Joint Press release, dated October 16, 2003, titled “Pacific Capital Bancorp and Pacific Crest Capital, Inc. Announce Acquisition Agreement.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC CAPITAL BANCORP

Dated: October 17, 2003	By:	/s/ Donald E. Lafler
Donald E. Lafler, Executive Vice President and CFO

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Reorganization, dated as of October 16, 2003, by and between Pacific Capital Bancorp and Pacific Crest Capital, Inc.

Exhibit 99.1	Press release, dated October 16, 2003, titled “Pacific Capital Bancorp and Pacific Crest Capital, Inc. Announce Acquisition Agreement.”